Deposits	12 Months Ended
Dec. 31, 2017
Text Block [Abstract]
Deposits
(5)	Deposits:

At December 31, 2017, the scheduled maturities of other time deposits were as follows:

Years Ending December 31,
2018	$190,955
2019	68,714
2020	30,079
2021	10,649
2022	4,572

$304,969

The amount of other time deposits with a minimum denomination of $250,000 or more was approximately $97.8 million and $79.7 million at December 31, 2017, and December 31, 2016, respectively. At December 31, 2017 and December 31, 2016, directors, members of senior management and their affiliates had deposits in the Bank of approximately $2.1 million. At December 31, 2017 and December 31, 2016, the Company had deposits classified as brokered deposits totaling $60.1 million and $33.4 million, respectively.

Interest expense on deposits for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, is summarized as follows:

	2017	2016	2015
Interest bearing checking accounts	$1,262	1,183	1,105
Money market accounts	71	76	88
Savings	94	95	103
Other time deposits	3,383	2,886	3,735

	$4,810	4,240	5,031

The Bank maintains clearing arrangements for its demand, interest bearing checking accounts and money market accounts with BBVA Compass Bank. The Bank is required to maintain certain cash reserves in its account to cover average daily clearings. For the month ended December 31, 2017, average daily clearings were approximately $5.3 million.

At December 31, 2017 and December 31, 2016, the Company had deposit accounts in overdraft status that were reclassified to loans on the accompanying consolidated balance sheet of approximately $0.2 million and $0.3 million,